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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 2, 2006

REINHOLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-18434 (Commission File Number)	13-2596288 (I.R.S. Employer Identification No.)

12827 East Imperial Highway, Santa Fe Springs, California (Address of Principal Executive Offices)		90670 (Zip Code)

(562) 944-3281

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

On November 2, 2006, Reinhold Industries, Inc., a Delaware corporation (“Reinhold”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Reinhold Holdings, Inc., a Delaware corporation (“Holdings”), Reinhold Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Holdings (“Purchaser”), and Reinhold. Holdings and Purchaser are affiliates of The Jordan Company, L.P.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of Reinhold at a price of $12.50 per share, net to the holder thereof in cash (the “Offer Price”). Pursuant to the Merger Agreement, as soon as practicable after the consummation of the Offer, Purchaser will merge with and into Reinhold (the “Merger”) and Reinhold will become a wholly-owned subsidiary of Holdings. In the Merger, the shares of Reinhold common stock remaining outstanding following the consummation of the Offer, other than shares held by Purchaser or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the Offer Price.

The obligation of Purchaser to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver a number of closing conditions set forth in the Merger Agreement, including among others, that at least 51% of all of the then-outstanding shares of common stock of Reinhold shall have been validly tendered in accordance with the terms of the Offer and not withdrawn (the “Minimum Condition”). The Minimum Condition may not be waived by Purchaser.

The closing of the Merger is subject to the consummation of the Offer. Depending on the number of shares held by Purchaser after Purchaser’s acceptance of the shares properly tendered in connection with the Offer, approval of the Merger by the holders of the outstanding shares of Reinhold common stock remaining after the completion of the Offer may be required.

The Merger Agreement includes customary representations, warranties and covenants of Reinhold, Holdings and Purchaser. Reinhold has agreed to operate its business in the ordinary course until the Merger is consummated. Reinhold has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Reinhold and to certain restrictions on its ability to respond to any such proposals. The Merger Agreement also includes customary termination provisions for both Reinhold and Holdings and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Reinhold may be required to pay Holdings a termination fee equal to 3% of the enterprise value of Reinhold implied by the number of outstanding shares of Reinhold common stock prior to the Offer multiplied by the Offer Price, and to reimburse Holdings, up to $1,000,000, for its expenses incurred in connection with the Merger Agreement.

A copy of the Merger Agreement is attached as Exhibit 2 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement contains representations and warranties Reinhold, Holdings and Purchaser made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among Reinhold, Holdings and Purchaser and may be subject to important qualifications and limitations agreed to by Reinhold, Holdings and Purchaser in connection with negotiating its terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among Reinhold, Holdings and Purchaser rather than establishing matters as facts.

Simultaneously with Reinhold’s execution of the Merger Agreement, ten of Reinhold's stockholders, representing approximately 49% of Reinhold’s outstanding shares, entered into a Shareholders Agreement with the Purchaser.  Pursuant to the Shareholders Agreement, those stockholders agree to tender their Reinhold shares in the Offer.  Michael T. Furry, the Company's President, Chief Executive Officer and a member of the Board of Directors, Brett R. Meinsen, the Company's Chief Financial Officer, and Ralph R. Whitney, Jr., Andrew McNally IV and Glenn Scolnik, each a member of the Board of Directors, were among the stockholders executing the Shareholders Agreement.

Availability of Additional Information

This report is neither an offer to purchase nor a solicitation of an offer to sell shares of Reinhold.  The tender offer for the outstanding shares of Reinhold’s common stock described in this announcement has not commenced.  At the time the offer is commenced, Purchaser will file tender offer materials with the U.S. Securities and Exchange Commission, and Reinhold will file a Solicitation/Recommendation Statement with respect to the offer.  The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement will contain important information, which should be read carefully before any decision is made with respect to the tender offer.  The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement will be made available to all Reinhold shareholders at no expense to them.  In addition, the tender offer materials and Solicitation/Recommendation Statement will be made available for free at the U.S. Securities and Exchange Commission's website at www.sec.gov and by contacting Wanda Morrison at Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California 90670.

Forward Looking-Statements

This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many Reinhold stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Reinhold’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by Reinhold, as well as the tender offer documents to be filed by Holdings and the solicitation/recommendation statement to be filed by Reinhold. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Reinhold by contacting Wanda Morrison at Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California 90670.  Reinhold does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 8.01. Other Events

On November 2, 2006, Reinhold issued a press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

2	Agreement and Plan of Merger, dated as of November 1, 2006, by and among Reinhold Holdings, Inc., Reinhold Acquisition Corp., and Reinhold Industries, Inc.

99	Press Release dated November 2, 2006 (incorporated by reference to the Schedule 14D-9C filed by Reinhold on November 2, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINHOLD INDUSTRIES, INC.

Date:  November  7, 2006

By:   /s/ Brett Meinsen

         Name:  Brett Meinsen

         Title:    Treasurer